Borrowings	6 Months Ended
Jun. 30, 2022
Borrowings [Abstract]
Borrowings
6. Borrowings
In October 2021, the Company entered into a convertible note financing agreement (the “Securities Purchase Agreement”) with certain funds and accounts managed by JGB Management Inc. (“JGB”), which is structured to provide up to USD 135 million in borrowing capacity, available in nine tranches. The following is the activity of the Company’s borrowings for the six months ended June 30, 2022:

(in USD ‘000)	2022
Borrowings as of January 1,	$25,733
Issuance of JGB convertible note	8,369
Transaction costs	(1,490)
Conversion of JGB convertible note	(906)
Interest expense	3,124
Interest paid	(1,907)

Borrowings as of June 30,	$32,923

The Securities Purchase Agreement provides for the Company to potentially receive funds from each of the seven remaining tranches that have not been funded as of June 30, 2022, which may be funded at JGB’s sole option and subject to the Company meeting certain conditions, including, among others, that the Company’s volume-weighted average price is not below USD 3.00 per share for five or more trading days during the 30 days prior to a tranche funding date (the “Minimum Stock Price Condition”). As of May 25, 2022, the funding date of the third tranche, the Company had not met the Minimum Stock Price Condition for the third tranche. On May 27, 2022, the Company entered into a waiver and amendment agreement with JGB, whereby JGB agreed to waive its right to terminate its obligation to fund future tranches under the Securities Purchase Agreement, which JGB would be entitled to as a result of the Company’s failure to meet the Minimum Stock Price Condition. In exchange, the Company agreed to further restrictions on the existing account control agreement in favor of JGB to establish a “blocked” account control agreement with respect to the applicable bank account. As of June 30, 2022, the Company held USD 31.0 million in such deposit account, which is classified as Restricted Cash in the unaudited condensed consolidated balance sheets. The minimum cash amount is subject to additional incremental increases totaling USD 21.0 million in aggregate depending on the amount of debt outstanding under the Securities Purchase Agreement.
The Securities Purchase Agreement includes affirmative and negative covenants applicable to the Company and its subsidiaries. The affirmative covenants include, among other things, requirements to file certain financial reports with the Securities and Exchange Commission, maintain insurance coverage and satisfy certain requirements regarding deposit accounts. Further, subject to certain exceptions, the Securities Purchase Agreement contains customary negative covenants limiting its ability to, among other things, transfer or sell certain assets, consummate mergers or acquisitions, allow changes in business, incur additional indebtedness, create liens, pay dividends or make other distributions and make investments. As of June 30, 2022, the Company was in compliance with its covenants.
On August 1, 2022, as a result of certain events of default under the outstanding convertible notes issued in the first and second tranches under the Securities Purchase Agreement, the Company announced the early retirement of USD 31.0 million of its debt with JGB, as the USD 31.0 million cash held as collateral was applied against the outstanding convertible notes on a pro rata basis, and the entry into an amendment and forbearance agreement to refinance the remaining outstanding debt held (see Note 14 for the events occurring after the reporting period).